Exhibit 4.1

Form Version

BRISTOL-MYERS SQUIBB COMPANY

and

THE BANK OF NEW YORK MELLON,

Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of July 31, 2012

to

INDENTURE

Dated as of June 1, 1993

0.875% Notes due 2017

2.000% Notes due 2022

3.250% Notes due 2042

i

EXHIBIT A	FORM OF 2017 NOTE

EXHIBIT B	FORM OF 2022 NOTE

EXHIBIT C	FORM OF 2042 NOTE

ii

SIXTH SUPPLEMENTAL INDENTURE, dated as of July 31, 2012 (the “Sixth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 345 Park Avenue, New York, New York, 10154 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to The Bank of New York Mellon (successor to The Chase Manhattan Bank (National Association)), as trustee, to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Base Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its 0.875% Notes due 2017 (the “2017 Notes”), (ii) a new series of its Securities to be known as its 2.000% Notes due 2022 (the “2022 Notes”) and (iii) a new series of its Securities to be known as its 3.250% Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”), and to establish the forms of the 2017 Notes, the 2022 Notes and the 2042 Notes thereof, as in Section 202 of the Base Indenture provided, and to set forth the terms thereof, as in Section 301 of the Base Indenture provided;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on June 26, 2012, has duly authorized the issuance of up to $2,000,000,000 of the Company’s securities and the Securities Issuance Committee of the Board of Directors, pursuant to its Unanimous Written Consent in Lieu of a Meeting, dated July 26, 2012, has duly authorized the issuance of $750,000,000 aggregate principal amount of the 2017 Notes, $750,000,000 aggregate principal amount of the 2022 Notes and $500,000,000 aggregate principal amount of the 2042 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Sixth Supplemental Indenture; and

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Base Indenture has the same meaning when used in this Sixth Supplemental Indenture;

(b) each term defined anywhere in this Sixth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2017 NOTES

Section 2.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “0.875% Notes due 2017,” which is not limited in aggregate principal amount. The aggregate principal amount of 2017 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2017 Notes, pursuant to Section 303 of the Base Indenture.

Section 2.02 Maturity. The Stated Maturity of principal of the 2017 Notes is August 1, 2017.

Section 2.03 Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2017 Notes, create and issue additional 2017 Notes. Any such additional 2017 Notes will rank equally and ratably with the 2017 Notes and will have the same interest rate, maturity date and other terms as the 2017 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2017 Notes. Any such additional 2017 Notes, together with the 2017 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2017 Notes herein provided for. Any additional 2017 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 2.04 Payment. Principal of, premium, if any, and interest on the 2017 Notes shall be payable in U.S. dollars.

Section 2.05 Global Notes. Upon their original issuance, the 2017 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will issue the 2017 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.06 Notes in Definitive Form. If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2017 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2017 Notes represented by Global Securities, the Company may issue 2017 Notes in definitive form in exchange for 2017 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2017 Notes will be entitled to physical delivery in definitive form of 2017 Notes, equal in principal amount to such beneficial interest and to have such 2017 Notes registered in its name as shall be established in a Company Order.

Section 2.07 Interest. The 2017 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 31, 2012 at the rate of 0.875% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from July 31, 2012, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2013; and the Record Date for the interest payable on any Interest Payment Date is the close of business on January 15 or July 15, as the case may be, next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 2.08 Authorized Denominations. The 2017 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.09 Redemption. The 2017 Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 2.10 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2022 NOTES

Section 3.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.000% Notes due 2022,” which is not limited in aggregate principal amount. The aggregate principal amount of 2022 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2022 Notes, pursuant to Section 303 of the Base Indenture.

Section 3.02 Maturity. The Stated Maturity of principal of the 2022 Notes is August 1, 2022.

Section 3.03 Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2022 Notes, create and issue additional 2022 Notes. Any such additional 2022 Notes will rank equally and ratably with the 2022 Notes and will have the same interest rate, maturity date and other terms as the 2022 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional

2022 Notes. Any such additional 2022 Notes, together with the 2022 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2022 Notes herein provided for. Any additional 2022 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 3.04 Payment. Principal of, premium, if any, and interest on the 2022 Notes shall be payable in U.S. dollars.

Section 3.05 Global Notes. Upon their original issuance, the 2022 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2022 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 3.06 Notes in Definitive Form. If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2022 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2022 Notes represented by Global Securities, the Company may issue 2022 Notes in definitive form in exchange for 2022 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2022 Notes will be entitled to physical delivery in definitive form of 2022 Notes, equal in principal amount to such beneficial interest and to have such 2022 Notes registered in its name as shall be established in a Company Order.

Section 3.07 Interest. The 2022 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 31, 2012 at the rate of 2.000% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from July 31, 2012, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2013; and the Record Date for the interest payable on any Interest Payment Date is the close of business on January 15 or July 15, as the case may be, next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 3.08 Authorized Denominations. The 2022 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.09 Redemption. The 2022 Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 3.10 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2042 NOTES

Section 4.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.250% Notes due 2042,” which is not limited in aggregate principal amount. The aggregate principal amount of 2042 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2042 Notes, pursuant to Section 303 of the Base Indenture.

Section 4.02 Maturity. The Stated Maturity of principal of the 2042 Notes is August 1, 2042.

Section 4.03 Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2042 Notes, create and issue additional 2042 Notes. Any such additional 2042 Notes will rank equally and ratably with the 2042 Notes and will have the same interest rate, maturity date and other terms as the 2042 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2042 Notes. Any such additional 2042 Notes, together with the 2042 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2042 Notes herein provided for. Any additional 2042 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 4.04 Payment. Principal of, premium, if any, and interest on the 2042 Notes shall be payable in U.S. dollars.

Section 4.05 Global Notes. Upon their original issuance, the 2042 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2042 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 4.06 Notes in Definitive Form. If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2042 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2042 Notes represented by Global Securities, the Company may issue 2042 Notes in definitive form in exchange for 2042 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2042 Notes will be entitled to physical delivery in definitive form of 2042 Notes, equal in principal amount to such beneficial interest and to have such 2042 Notes registered in its name as shall be established in a Company Order.

Section 4.07 Interest. The 2042 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 31, 2012 at the rate of 3.250% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from July 31, 2012, or from the most recent

Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2013; and the Record Date for the interest payable on any Interest Payment Date is the close of business on January 15 or July 15, as the case may be, next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 4.08 Authorized Denominations. The 2042 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 4.09 Redemption. The 2042 Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 4.10 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

ARTICLE FIVE

REDEMPTION OF THE NOTES

Section 5.01 Optional Redemption by Company. (a) The 2017 Notes may be redeemed at any time (the date of such redemption, a “2017 Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “2017 Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the 2017 Notes being redeemed, or

(ii) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the 2017 Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable 2017 Redemption Date) discounted to the applicable 2017 Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 10 basis points;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2017 Notes to be redeemed to, but not including, the applicable 2017 Redemption Date.

(b) The 2022 Notes may be redeemed at any time (the date of such redemption, a “2022 Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “2022 Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the 2022 Notes being redeemed, or

(ii) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the 2022 Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable 2022 Redemption Date) discounted to the applicable 2022 Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 12.5 basis points;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2022 Notes to be redeemed to, but not including, the applicable 2022 Redemption Date.

(c) The 2042 Notes may be redeemed at any time (the date of such redemption, a “2042 Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “2042 Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the 2042 Notes being redeemed, or

(ii) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the 2042 Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable 2042 Redemption Date) discounted to the applicable 2042 Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2042 Notes to be redeemed to, but not including, the applicable 2042 Redemption Date.

(d) Notice of any redemption of the Notes of each series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Base Indenture and funds for the redemption of any Notes of a series called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to such Redemption Date will be paid as specified in such notice.

(e) The following defined terms used in this Article Five shall, unless the context otherwise requires, have the meanings specified below.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, the Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means (i) with respect to any 2017 Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 0.750% U.S. Treasury Notes due June 30, 2017 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such 2017 Redemption Date; (ii) with respect to any 2022 Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 1.750% U.S. Treasury Notes due May 15, 2022 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such 2022 Redemption Date; and (iii) with respect to any 2042 Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 3.125% U.S. Treasury Notes due February 15, 2042 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such 2042 Redemption Date.

(f) At or prior to the time of giving of any notice of redemption to the Holders of any 2017 Notes, 2022 Notes or 2042 Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the 2017 Redemption Price, the 2022 Redemption Price or the 2042 Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the 2017 Redemption Price, the 2022 Redemption Price or 2042 Redemption Price, as applicable, as so calculated and set forth in such Officers’ Certificate.

Section 5.02 Redemption Upon a Tax Event; Additional Amounts. (a) If the Company becomes or will become obligated to pay Additional Amounts (as defined in the form of the 2017 Notes) in respect of the 2017 Notes as a result of (i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (ii) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the 2017 Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, the Company may, at its option, redeem, as a whole, but not in part, the 2017 Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for such redemption.

(b) If the Company becomes or will become obligated to pay Additional Amounts (as defined in the form of the 2022 Notes) in respect of the 2022 Notes as a result of (i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (ii) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the 2022 Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, the Company may, at its option, redeem, as a whole, but not in part, the 2022 Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for such redemption.

(c) If the Company becomes or will become obligated to pay Additional Amounts (as defined in the form of the 2042 Notes) in respect of the 2042 Notes as a result of (i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (ii) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the 2042 Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, the Company may, at its option, redeem, as a whole, but not in part, the 2042 Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for such redemption.

(d) No redemption pursuant to clause (a)(ii), (b)(ii) or (c)(ii) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution, stating that based on such opinion, the Company is entitled to redeem such 2017 Notes, 2022 Notes or 2042 Notes, as applicable, pursuant to their terms.

(e) The Company will, subject to the exceptions and limitations set forth in the terms of the 2017 Notes, the 2022 Notes and the 2042 Notes, as applicable, pay on the 2017 Notes, the 2022 Notes or the 2042 Notes, as applicable, Additional Amounts as provided in the respective forms of the 2017 Notes, the 2022 Notes or the 2042 Notes, as applicable.

Section 5.03 No Sinking Fund. None of the 2017 Notes, the 2022 Notes or the 2042 Notes is entitled to the benefit of any sinking fund.

Section 5.04 Special Mandatory Redemption of Notes. (a) In the event that (i) the Company does not purchase a majority of shares of outstanding common stock of Amylin Pharmaceuticals, Inc., a Delaware corporation (“Amylin”), on a fully diluted basis on or prior to December 31, 2012, or (ii) the Agreement and Plan of Merger, dated as of June 29, 2012 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, B&R Acquisition Company and Amylin is terminated at any time prior thereto, then the Company will redeem all of the Notes (the “Special Mandatory Redemption”) on the Special Mandatory Redemption Date, at a redemption price equal to 101% of the aggregate principal amount of the Notes (the “Special Mandatory Redemption Price”), plus accrued and unpaid interest from the date of original issuance to but excluding the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2012, if the Company has not purchased a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

(b) The Company will cause the notice of Special Mandatory Redemption to be distributed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Notes will cease to bear interest. The Company acknowledges and agrees that the Trustee shall not be responsible for determining whether or not an event triggering the Special Mandatory Redemption under Section 5.04 hereof shall have occurred.

ARTICLE SIX

FORMS OF NOTES

Section 6.01 Form of 2017 Note. The 2017 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 6.02 Form of 2022 Note. The 2022 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 6.03 Form of 2042 Note. The 2042 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

ARTICLE SEVEN

ORIGINAL ISSUE OF NOTES

Section 7.01 Original Issue of the 2017 Notes. 2017 Notes in the aggregate principal amount of $750,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2017 Notes as in said Company Order provided.

Section 7.02 Original Issue of the 2022 Notes. 2022 Notes in the aggregate principal amount of $750,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2022 Notes as in said Company Order provided.

Section 7.03 Original Issue of the 2042 Notes. 2042 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2042 Notes as in said Company Order provided.

ARTICLE EIGHT

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01 Amendments, Supplements and Waivers. The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Sixth Supplemental Indenture, the 2017 Notes, the 2022 Notes or the 2042 Notes as provided in Article Nine of the Base Indenture; provided, that, the provisions of Section 5.04 of this Sixth Supplemental Indenture and the provisions under the caption “Special Mandatory Redemption” in the 2017 Notes, the 2022 Notes and the 2042 Notes may not be waived or modified for each series of Notes without the written consent of Holders of at least 90% in principal amount of such series of Notes Outstanding.

ARTICLE NINE

MISCELLANEOUS

Section 9.01 Ratification of Indenture. The Indenture, as supplemented by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and this Sixth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 9.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.

Section 9.03 Governing Law. This Sixth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 9.04 Separability. In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Sixth Supplemental Indenture or of the Notes, but this Sixth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 9.05 Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Sixth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or

“tif”) transmission shall constitute effective execution and delivery of this Sixth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Sixth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, all as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Supplemental Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Supplemental Indenture

EXHIBIT A

(FACE OF NOTE)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

0.875% Notes due 2017

CUSIP NO. 110122AS7

ISIN NO. US110122AS73

No. R-[ ]	$[ ]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [[            ] ($        )] on [            ] at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on February 1 and August 1 of each year, commencing February 1, 2013, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 1 or August 1 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, and the Sixth Supplemental Indenture, dated as of July 31, 2012 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding January 15 or July 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 0.875% Notes due 2017 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 10 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, the Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 0.750% U.S. Treasury Notes due June 30, 2017 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person who is a Non-U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary Holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) is or was a citizen or resident or is or was treated as a resident of the United States;

(c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization; or

(d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include the Company) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(9) in the case of any combination of the above items.

Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

In particular, the Company will not be obligated to pay Additional Amounts on any Note (a) where withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, that Directive, or (b) presented for payment by or on behalf of a beneficial owner who would have been able to avoid the withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the EU.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (b) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to this series of Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Special Mandatory Redemption of Notes

In the event that (i) the Company does not purchase a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company will redeem all of the Notes (the “Special Mandatory Redemption”) on the Special Mandatory Redemption Date, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the date of original issuance to but excluding the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2012, if the Company has not purchased a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of Special Mandatory Redemption to be distributed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Notes will cease to bear interest.

The provisions relating to the Special Mandatory Redemption set forth above may not be waived or modified without the written consent of Holders of at least 90% in principal amount of the Notes Outstanding.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT B

(FACE OF NOTE)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

2.000% Notes due 2022

CUSIP NO. 110122AT5

ISIN NO. US110122AT56

No. R-[ ]	$[ ]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [[    ] ($        )] on [    ]at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on February 1 and August 1 of each year, commencing February 1, 2013, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 1 or August 1 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, and the Sixth Supplemental Indenture, dated as of July 31, 2012 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding January 15 or July 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.000% Notes due 2022 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 12.5 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, the Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 1.750% U.S. Treasury Notes due May 15, 2022 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person who is a Non-U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary Holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) is or was a citizen or resident or is or was treated as a resident of the United States;

(c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization; or

(d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include the Company) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(9) in the case of any combination of the above items.

Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

In particular, the Company will not be obligated to pay Additional Amounts on any Note (a) where withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, that Directive, or (b) presented for payment by or on behalf of a beneficial owner who would have been able to avoid the withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the EU.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (b) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to this series of Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Special Mandatory Redemption of Notes

In the event that (i) the Company does not purchase a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company will redeem all of the Notes (the “Special Mandatory Redemption”) on the Special Mandatory Redemption Date, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the date of original issuance to but excluding the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2012, if the Company has not purchased a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of Special Mandatory Redemption to be distributed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Notes will cease to bear interest.

The provisions relating to the Special Mandatory Redemption set forth above may not be waived or modified without the written consent of Holders of at least 90% in principal amount of the Notes Outstanding.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT C

(FACE OF NOTE)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

3.250% Notes due 2042

CUSIP NO. 110122AU2

ISIN NO. US110122AU20

No. R-[ ]	$[ ]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [[    ] ($        )] on [    ] at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on February 1 and August 1 of each year, commencing February 1, 2013, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 1 or August 1 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, and the Sixth Supplemental Indenture, dated as of July 31, 2012 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding January 15 or July 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.250% Notes due 2042 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, the Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 3.125% U.S. Treasury Notes due February 15, 2042 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person who is a Non-U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary Holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) is or was a citizen or resident or is or was treated as a resident of the United States;

(c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization; or

(d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include the Company) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(9) in the case of any combination of the above items.

Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

In particular, the Company will not be obligated to pay Additional Amounts on any Note (a) where withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, that Directive, or (b) presented for payment by or on behalf of a beneficial owner who would have been able to avoid the withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the EU.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 26, 2012, or (b) a taxing authority of the United States takes an action on or after July 26, 2012, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to this series of Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Special Mandatory Redemption of Notes

In the event that (i) the Company does not purchase a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company will redeem all of the Notes (the “Special Mandatory Redemption”) on the Special Mandatory Redemption Date, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the date of original issuance to but excluding the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2012, if the Company has not purchased a majority of shares of outstanding common stock of Amylin on a fully diluted basis on or prior to December 31, 2012, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of Special Mandatory Redemption to be distributed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Notes will cease to bear interest.

The provisions relating to the Special Mandatory Redemption set forth above may not be waived or modified without the written consent of Holders of at least 90% in principal amount of the Notes Outstanding.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.